Exhibit (t)

POWER OF ATTORNEY

Know all PERSONS by these presents, that the undersigned, being a Manager of Constitution Capital Private Markets Fund, LLC, a Delaware limited liability company (the “Fund”), does hereby make, constitute and appoint each of Joshua B. Deringer, John J. Guinee and Frederick C. Teufel, Jr., or any of them signing singly, attorneys-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of August, 2022.

/s/ Ronald F. Caparezzi
Signature

Ronald F. Caparezzi
Print Name

POWER OF ATTORNEY

Know all PERSONS by these presents, that the undersigned, being a Manager of Constitution Capital Private Markets Fund, LLC, a Delaware limited liability company (the “Fund”), does hereby make, constitute and appoint each of Joshua B. Deringer, John J. Guinee and Frederick C. Teufel, Jr., or any of them signing singly, attorneys-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of August, 2022.

/s/ Rich Kracum
Signature

Rich Kracum
Print Name

POWER OF ATTORNEY

Know all PERSONS by these presents, that the undersigned, being a Manager of Constitution Capital Private Markets Fund, LLC, a Delaware limited liability company (the “Fund”), does hereby make, constitute and appoint each of Joshua B. Deringer, John J. Guinee and Frederick C. Teufel, Jr., or any of them signing singly, attorneys-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18th day of August, 2022.

/s/ Daniel M. Cahill
Signature

Daniel M. Cahill
Print Name

POWER OF ATTORNEY

Know all PERSONS by these presents, that the undersigned, being a Manager of Constitution Capital Private Markets Fund, LLC, a Delaware limited liability company (the “Fund”), does hereby make, constitute and appoint each of Joshua B. Deringer, John J. Guinee and Frederick C. Teufel, Jr., or any of them signing singly, attorneys-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of August, 2022.

/s/ J. Michael Fields
Signature

J. Michael Fields
Print Name

POWER OF ATTORNEY

Know all PERSONS by these presents, that the undersigned, being a Manager of Constitution Capital Private Markets Fund, LLC, a Delaware limited liability company (the “Fund”), does hereby make, constitute and appoint each of Joshua B. Deringer, John J. Guinee and Frederick C. Teufel, Jr., or any of them signing singly, attorneys-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of August, 2022.

/s/ Kevin McMenimen
Signature

Kevin McMenimen
Print Name

POWER OF ATTORNEY

Know all PERSONS by these presents, that the undersigned, being a Manager of Constitution Capital Private Markets Fund, LLC, a Delaware limited liability company (the “Fund”), does hereby make, constitute and appoint each of Joshua B. Deringer, John J. Guinee and Frederick C. Teufel, Jr., or any of them signing singly, attorneys-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, in any and all capacities, to execute for and on behalf of the undersigned any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of August, 2022.

/s/ Kristen M. Leopold
Signature

Kristen M. Leopold
Print Name